                                                                    EXHIBIT 24



                                                               JOSEPH NEUBAUER





                               POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 03, 1997, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated: November 13, 1997                             /s/ Joseph Neubauer
       -----------------                             --------------------------
                                                        Joseph Neubauer

                                                                    EXHIBIT 24



                                                           ROBERT J. CALLANDER





                               POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 03,1997, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated: November 11, 1997                     /s/ Robert J. Callander
       -----------------                    -----------------------------
                                                 Robert J. Callander

                                                                    EXHIBIT 24



                                                              ALAN K. CAMPBELL





                               POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 03, 1997, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated: November 15, 1997                              /s/ Alan K. Campbell
       -----------------                              -------------------------
                                                          Alan K. Campbell

EXHIBIT 24



                                                           RONALD R. DAVENPORT





                               POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 03, 1997, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated: November 11, 1997                    /s/ Ronald R. Davenport
       --------------------                 -----------------------------------
                                                Ronald R. Davenport

                                                                    EXHIBIT 24



                                                            PATRICIA C. BARRON





                               POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 03, 1997, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated: November 11, 1997                  /s/ Patricia C. Barron
       ----------------                   -----------------------------------
                                          Patricia C. Barron

                                                                    EXHIBIT 24



                                                          LEE F. DRISCOLL, JR.





                               POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 03, 1997, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated: November 14, 1997                    /s/ Lee F. Driscoll, Jr.
       ------------------                 ------------------------
                                                Lee F. Driscoll, Jr.

                                                                    EXHIBIT 24



                                                         MITCHELL S. FROMSTEIN





                               POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 03, 1997, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated: November 11, 1997                    /s/ Mitchell S. Fromstein
       -----------------                    -------------------------------
                                                Mitchell S. Fromstein

                                                                    EXHIBIT 24



                                                              EDWARD G. JORDAN





                               POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 03, 1997, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated: November 10, 1997                    /s/ Edward G. Jordan
       -----------------                    ----------------------------------
                                                Edward G. Jordan

                                                                    EXHIBIT 24



                                                                THOMAS H. KEAN





                               POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 03, 1997, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated: November 11, 1997                   /s/ Thomas H. Kean
       ----------------                    ---------------------------------
                                               Thomas H. Kean

                                                                    EXHIBIT 24



                                                          REYNOLD C. MACDONALD





                               POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 03, 1997, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated: November 11, 1997                     /s/ Reynold C. MacDonald
       -----------------                     ----------------------------------
                                                 Reynold C. MacDonald

                                                                    EXHIBIT 24



                                                              JAMES E. PRESTON





                               POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 03, 1997, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated: November 11, 1997                        /s/ James E. Preston
       -----------------                        ------------------------------
                                                    James E. Preston

                                                                    EXHIBIT 24



                                                             JAMES E. KSANSNAK





                               POWER OF ATTORNEY





The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended October 03, 1997, amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated: November 18, 1997                  /s/ James E. Ksansnak
       -----------------                  ----------------------------------
                                              James E. Ksansnak